MERRILL LYNCH
                                                              WORLD INCOME
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              June 30, 1998

MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Donald C. Burke, Vice President
Daniel A. Luchansky, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

DEAR SHAREHOLDER

The investment environment was challenging for Merrill Lynch World Income Fund, Inc. during the quarter ended June 30, 1998. US high-yield bonds--which accounted for 45% of the Fund's net assets at June quarter end--underperformed the US Treasury and equity markets. At the same time, emerging markets, the Fund's other major sector allocation, underperformed more established markets as difficulties in Asia and Russia spread to other parts of the world.

Despite these difficulties, we believe that there are compelling reasons for maintaining the Fund's current investment strategy, as detailed in the discussion of the Fund's investment review. First, we believe that the US high-yield market continues to offer attractive value. Second, in our view, there is value also in the emerging markets sector. The portfolio's sector allocation at June 30, 1998 and the previous quarter are compared below:

--------------------------------------------------------------------------------
                                                     6/30/98         3/31/98
--------------------------------------------------------------------------------
Emerging Markets
  Securities                                           50%             50%
US High-Yield Bonds                                    42%             42%
Convertible Securities                                  8%              8%
Global High-Grade
  Bonds                                                --              --
                                                      ---             ---
Total                                                 100%            100%
                                                      ===             ===
--------------------------------------------------------------------------------

However, as a result of the difficult investment environment, our investments in each of the sectors at June 30, 1998 were: emerging markets securities, 44% of net assets; US high-yield bonds, 45%; convertible securities, 7%; and global high-grade bonds, 4%.

Investment Overview

Emerging Markets Sector

Following a rally that propelled yields on emerging markets debt to tighten approximately 150 basis points (1.50%) relative to US Treasury securities from mid-January 1998 to mid-May 1998, emerging market spreads were negatively impacted and reversed that tightening entirely from mid-May 1998 to mid-June 1998. A variety of factors negatively impacted the market: the Indonesian crisis; South Korean labor unrest; the Japanese and Asian weakness in economic growth, currencies and banks, especially the possibility of currency devaluations in The People's Republic of China and Hong Kong; low world commodity prices; and a crisis of confidence in Russia. As of June 30, 1998, US dollar-denominated bonds of emerging-markets issuers were trading at yields 3%-5% in excess of the yields on US high-yield bonds of similar credit quality.

Russia and Brazil, which seem to be the most exposed countries to Asian contagion, became once again the focus of investors. Brazil, which currently enjoys an almost record-high level of international reserves, continues to see improvements in its external sector, but is facing some fiscal pressures in an electoral year. The government has scheduled the bulk of its aggressive privatization calendar, including its flagship telecommunications company Telebras, in the third quarter of 1998, which will provide greater support to Brazil's international reserves and fiscal accounts. Current electoral polls indicate that a re-election of President Cardoso in the first round is possible in October. It is too early to speculate on what measures would be implemented if President Cardoso were re-elected, especially on the fiscal front, to continue strengthening the Real Plan.

In Russia, on the other hand, investors' uncertainties increased over the adequacy of foreign reserves as compared to the amount of debt held by foreign investors. An aggressive fiscal effort was announced and Group of Seven Industrialized Countries (G-7) and multinational organizations became heavily involved in advising the Russian government on alternatives to defend its economic program. In July, after the closing of the quarter, a multi-billion International Monetary Fund (IMF) and G-7 financial rescue package was enacted. After a brief interlude, domestic market weakness and capital flight resumed in the face of unfinished fiscal legislation, deterioration in Russia's domestic banking sector, renewed Japanese yen weakness and the sharp correction in the US equity markets. In order to protect its foreign currency reserves, Russian authorities decreed on August 17, 1998 a widening of the Russian ruble band and forced restructuring of its local currency debt.

Venezuela, a country which is a large oil producer, has seen its fiscal accounts impacted by lower international oil prices and political concerns going into regional and presidential elections toward the end of 1998. The government is attempting to move forward in their privatization efforts and in passing legislature to improve the fiscal accounts.

Ecuador and Colombia have recently elected candidates who intend to tighten fiscal accounts. In the former case, recent fiscal performance has started to improve markedly over last year, even before the new president is inaugurated.

There is considerable debate currently about the extent of the weakness in Asia and its effects on the US economy and the rest of the world. The investment community is focused on the new Japanese government's actions to revitalize its economy and re-capitalize its banking sector. South Korea, which earlier this year took decisive steps in that direction as part of their agreement with the IMF and international banks, is already seeing some results, but the overall strength of the area appears to hinge on future developments in Japan, given the relative size of its economy.

We have adopted a cautious view in emerging market bonds, where yield spreads relative to US Treasury bonds appear generous, but risks need to be monitored very closely. We remain vigilant of developments in G-7 markets, of fiscal and foreign exchange reforms in Russia, and of contagion risks in Latin America.

US High-Yield Sector

Buffeted by turmoil in the emerging markets sector, fixed-income investors fled to the safety of Treasury securities during the June quarter. At the same time, the US high-yield market began to have difficulty digesting the *heavy new-issue supply, as inflows into high-yield mutual funds tapered off. During the quarter ended June 30, 1998, new-issue supply totaled near $97 billion compared to $42 billion for the year-earlier period, a continuing acceleration in new-issue volume that has led to a near doubling of the high-yield market since 1993. However, offsetting the heavy supply to some extent has been a heavy pace of debt retirement, largely a result of merger and acquisition activity. For the six months ended June 30, 1998, $18 billion of high-yield issues have been retired at a premium over par value of 8%.

Although changes in investor sentiment and an ample supply of new issues may lead to a choppy market, we believe that current spreads offer a reasonable risk premium for high-yield bonds relative to US Treasury securities and represent a good investment value. Fundamentals for the high-yield market have remained favorable. In recent years, many companies have acted to shore up balance sheets through debt repayment and equity issuance and are now better able to withstand an earnings shortfall. Merger and acquisition activity has been supporting valuations and cash continues to enter the high-yield market, providing an ongoing level of demand that tends to support prices.

Throughout the June quarter, our strategy in the high-yield sector of the Fund was to maintain an above-average credit quality profile. A credit rating of BB and above made up 58.6% of this sector's assets, compared to a market weighting of approximately 34%. During the quarter, we reduced our BB-rated positions through the sale of US Gypsum, Reliance Group Holdings, Inc., VikingStar Shipping and TCI Communications preferred stock, all at yield spreads of less than 2% compared to Treasury securities of similar maturity. Coleman Escrow Corp. and Host Marriott Corporation were tendered at 1% spreads because mergers and acquisitions activity required that the bonds be retired.

Convertible Securities Sector

After a somewhat overheated start to the year, the convertible market has recently cooled off. New-issue activity, which is currently slowing, remains on track in 1998 for a record number of new issues and record amount of capital raised. However, investors have become more selective, with fewer new offerings going to smaller price premiums compared to those of late 1997 and early 1998, when most new issues traded up significantly in the aftermarket. In fact, some issues have recently traded to immediate discounts to their offering prices, notwithstanding more generous terms.

During the June quarter, conversion premiums on existing issues experienced some compression, which resulted from a mild widening of credit quality spreads, greater supply and the general satiation of demand from convertible investors. The stock market made little progress over the past three months, its advance becoming more narrow and selective. The market's breadth statistics (advance/ decline lines and new high/new low indicators) were generally weak and have thus far failed to confirm new highs in some of the major equity indexes. This poor breadth is a typical late-cycle bull market phenomenon, and unless the breadth indicators improve and confirm these new highs, it may signal a corrective phase for equity prices later this year. Given


                                     2 & 3

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

these poor internal technical conditions, combined with high valuations on equities and a general slowing in earnings growth, we will maintain a somewhat cautious view toward the stock market over the next several quarters.

Throughout the June quarter, we made some significant changes in the Fund's convertible holdings. Specifically, we found value in the oil sector by taking advantage of the recent weakness in oil prices, and added the convertible preferred shares of Chesapeake Energy Corporation and Lomak Petroleum Inc., convertible debentures, both of which are oil and gas exploration and development companies. Other energy-related purchases included Halter Marine Group, Inc., which constructs vessels that service the offshore oil drilling industry, and Parker Drilling Company, a worldwide provider of oil and gas drilling services. We also added to our position in Loews Corp. convertible into Diamond Offshore Drilling, Inc., another offshore oil and gas drilling company. In addition, we added the 4% convertibles of Thermo Instrument Systems, Inc., a manufacturer of analytical instruments, to our existing position in the 4.5% notes. Further, we added a second tranche to an existing position of Assisted Living Concepts, Inc., a company that provides personal care and support for the elderly.

Other significant purchases during the quarter included Kellstrom Industries, Inc., which manufactures, services and refurbishes aircraft jet engines, and Owens-Illinois, Inc., an international diversified manufacturer of packaging products. We took profits in Alza Corp., a pharmaceuticals manufacturer, Apple Computer, Inc., and Buffets, Inc., a buffet style restaurant chain (through our holdings in the Hometown Buffets 7% notes). We partially liquidated and took profits in the convertibles of Office Depot, Inc., an office products retailer. Our holdings in U.S. Office Products Co., another office products retailer, were profitably tendered into an exchange offer upon a reorganization of the company. We profitably liquidated an arbitrage position in Premiere Technologies, Inc., a company which provides communication services, as gains from short stock proceeds exceeded losses on the decline in the convertibles. Finally, we sold our positions in MedPartners, Inc., a physician practice management company, because of a deterioration in the company's fundamentals.

In Conclusion

We thank you for your continued investment in Merrill Lynch World Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President

/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager

/s/ Paolo Valle

Paolo Valle
Senior Vice President and
Portfolio Manager

/s/ Daniel A. Luchansky

Daniel A. Luchansky
Vice President and
Portfolio Manager

August 20, 1998

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                                                             Standardized
                                                 12 Month       3 Month     Since Inception  30-Day Yield
                                               Total Return  Total Return    Total Return    As of 6/30/98
==========================================================================================================
ML World Income Fund, Inc. Class A Shares         +1.82%        -5.94%         +138.60%          10.48%
----------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares         +0.92         -6.13          + 49.46           10.11
----------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares         +0.98         -6.14          + 27.75           10.04
----------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class D Shares         +1.56         -6.00          + 30.51           10.22
==========================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A Shares, 9/29/88; Class B Shares, 11/18/91; and Class C and Class D Shares, 10/21/94.


                                     4 & 5

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

PERFORMANCE DATA (concluded)

Average Annual
Total Return

                                            % Return Without     % Return With
                                              Sales Charge        Sales Charge**
==============================================================================
Class A Shares+*
==============================================================================
Year Ended 6/30/98                               +1.82%              -2.25%
------------------------------------------------------------------------------
Five Years Ended 6/30/98                         +6.19               +5.32
------------------------------------------------------------------------------
Inception (9/29/88) through 6/30/98              +9.33               +8.87
------------------------------------------------------------------------------
+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                               % Return             % Return
                                             Without CDSC           With CDSC**
=============================================================================
Class B Shares*
=============================================================================
Year Ended 6/30/98                               +0.92%              -2.81%
-----------------------------------------------------------------------------
Five Years Ended 6/30/98                         +5.35               +5.35
-----------------------------------------------------------------------------
Inception (11/18/91) through 6/30/98             +6.26               +6.26
-----------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

=============================================================================
                                               % Return             % Return
                                             Without CDSC           With CDSC**
=============================================================================
Class C Shares*
=============================================================================
Year Ended 6/30/98                               +0.98%              +0.05%
-----------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98             +6.86               +6.86
-----------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                            % Return Without     % Return With
                                              Sales Charge        Sales Charge**
==============================================================================
Class D Shares*
==============================================================================
Year Ended 6/30/98                               +1.56%              -2.50%
------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98             +7.48               +6.30
------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                             Value        Percent of
 Industries       Face Amount            Fixed-Income Investments                              Cost        (Note 1a)      Net Assets
====================================================================================================================================
LATIN AMERICA

Argentina
 Foreign         US$  250,000   Republic of Argentina, Global Bonds, 11.375%
 Government                     due 1/30/2017                                             $    266,625   $    266,250         0.0%
 Obligations
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Argentina                    266,625        266,250         0.0
====================================================================================================================================
Brazil
 Communications     1,500,000   Comtel Brasileira Ltd., 10.75% due 9/26/2004 (c)             1,500,000      1,383,750         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
 Foreign           98,037,745   Republic of Brazil, Floating Rate 'C' Brady Bonds,
 Government                        8% due 4/15/2014+ (a)                                    80,055,605     72,180,290        11.0
 Obligations
 -----------------------------------------------------------------------------------------------------------------------------------
 Industrial--       2,000,000   MRS Logistica S.A., 10.625% due 8/15/2005                    1,955,000      1,700,000         0.3
 Other
 -----------------------------------------------------------------------------------------------------------------------------------
 Steel              3,000,000   CSN Iron S.A., 9.125% due 6/01/2007                          2,707,500      2,415,000         0.4
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Brazil                    86,218,105     77,679,040        11.9
====================================================================================================================================
Colombia
 Energy             4,765,625   Oleoducts Central S.A., 9.35% due 9/01/2005 (c)              4,765,625      4,813,281         0.7
 -----------------------------------------------------------------------------------------------------------------------------------
 Utilities          9,864,000   Transgas de Occidente S.A., 9.79% due 11/01/2010 (c)         9,999,630     10,397,031         1.6
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Colombia                  14,765,255     15,210,312         2.3
====================================================================================================================================
Ecuador
 Foreign           10,014,030   Republic of Ecuador, PDI, Floating Rate Brady Bonds,
 Government                        6.625% due 2/27/2015+ (a)                                 6,374,960      5,739,341         0.9
 Obligations       11,000,000   Republic of Ecuador, Par, Global Brady Bonds,
                                   3.50% due 2/28/2025+ (a)                                  6,261,589      5,898,750         0.9
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Ecuador                   12,636,549     11,638,091         1.8
====================================================================================================================================
Mexico
 Utilities--        2,000,000   Espirito Santo Centrais S.A., 10% due 7/15/2007              1,920,000      1,705,000         0.3
 Electric
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Mexico                     1,920,000      1,705,000         0.3
====================================================================================================================================
Peru
 Foreign            4,000,000   Republic of Peru, Floating Rate Reduction Bonds,
 Government                        3.25% due 3/07/2017                                       2,470,024      2,235,000         0.3
 Obligations
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Peru                       2,470,024      2,235,000         0.3
====================================================================================================================================
Venezuela
 Foreign           74,000,000   Republic of Venezuela, 9.25% due 9/15/2027                  66,679,500     57,239,000         8.7
 Government
 Obligations
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Venezuela                 66,679,500     57,239,000         8.7
====================================================================================================================================
                                Total Investments in Latin American Securities             184,956,058    165,972,693        25.3
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
Canada
 Paper             10,000,000   Doman Industries Ltd., 8.75% due 3/15/2004                   9,300,000      9,775,000         1.5
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Canada                     9,300,000      9,775,000         1.5
====================================================================================================================================
United States
 Airlines          10,000,000   US Airways Group Inc., 10.375% due 3/01/2013                10,000,000     11,278,200         1.7
 -----------------------------------------------------------------------------------------------------------------------------------
 Cable TV          10,000,000   Century Communications Corp., 9.50% due 3/01/2005            9,797,500     10,825,000         1.6
                   10,000,000   Lenfest Communications, Inc., 10.50% due 6/15/2006           9,922,100     11,650,000         1.8
                                                                                          ------------   ------------        ----
                                                                                            19,719,600     22,475,000         3.4
 -----------------------------------------------------------------------------------------------------------------------------------
 Chemicals         10,340,000   ISP Holdings Inc., 9.75% due 2/15/2002                      10,340,000     10,960,400         1.7
 -----------------------------------------------------------------------------------------------------------------------------------
 Computer          10,000,000   Hadco Corporation, 9.50% due 6/15/2008 (c)                   9,966,000      9,950,000         1.5
 Services--
 Electronics
 -----------------------------------------------------------------------------------------------------------------------------------
 Conglomerates     10,000,000   Sequa Corp., 9.375% due 12/15/2003                           9,915,000     10,350,000         1.6
 -----------------------------------------------------------------------------------------------------------------------------------
 Consumer          10,000,000   Playtex Products, Inc., Series B, 8.875%
 Products                          due 7/15/2004 (c)                                        10,000,000     10,275,000         1.6
 -----------------------------------------------------------------------------------------------------------------------------------
 Energy            10,000,000   Chesapeake Energy Corporation, 8.50%
                                   due 3/15/2012 (c)                                         9,941,400      9,325,000         1.4
                   10,000,000   Seagull Energy Corp., 8.625% due 8/01/2005                  10,000,000     10,250,000         1.6
                   15,670,000   TransAmerican Energy Corp., Series B, 13.149%*
                                   due 6/15/2002                                            13,806,094     12,771,050         1.9
                                                                                          ------------   ------------        ----
                                                                                            33,747,494     32,346,050         4.9
 -----------------------------------------------------------------------------------------------------------------------------------
 Entertainment     10,000,000   Viacom, Inc., 8% due 7/07/2006                              10,031,250     10,325,000         1.6
 -----------------------------------------------------------------------------------------------------------------------------------
 Financial         10,000,000   PennCorp Financial, 9.25% due 12/15/2003                    10,000,000     10,375,000         1.6
 Services
 -----------------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                             Value        Percent of
 Industries       Face Amount            Fixed-Income Investments                              Cost        (Note 1a)      Net Assets
====================================================================================================================================
NORTH AMERICA
(continued)

United States
(concluded)
 Gaming        US $10,000,000   Greate Bay Properties, Inc., 10.875% due 1/15/2004       $   9,996,250  $   8,650,000         1.3%
                    7,500,000   Harrah's Jazz Co., 14.25% due 11/15/2001 (d)                 5,178,125      2,400,000         0.4
                   10,000,000   Trump Atlantic City Associates, 11.25% due 5/01/2006         9,943,750      9,700,000         1.5
                                                                                         -------------  -------------        ----
                                                                                            25,118,125     20,750,000         3.2
 -----------------------------------------------------------------------------------------------------------------------------------
 Health Care                    Columbia/HCA Healthcare Corp.:
                    5,000,000      7.25% due 5/20/2008                                       4,696,650      4,847,650         0.7
                    5,000,000      8.70% due 2/10/2010                                       5,106,750      5,373,850         0.8
                   10,000,000   Tenet Healthcare Corporation, 8.125% due 12/01/2008          9,961,200     10,062,500         1.5
                                                                                         -------------  -------------        ----
                                                                                            19,764,600     20,284,000         3.0
 -----------------------------------------------------------------------------------------------------------------------------------
 Paper             10,000,000   Container Corp. of America, 9.75% due 4/01/2003             10,200,000     10,750,000         1.6
 -----------------------------------------------------------------------------------------------------------------------------------
 Printing &         5,000,000   PRIMEDIA Inc., 7.625% due 4/01/2008                          4,971,250      4,862,500         0.7
 Publishing
 -----------------------------------------------------------------------------------------------------------------------------------
 Semiconductors    10,000,000   Advanced Micro Devices, Inc., 11% due 8/01/2003             11,025,000     10,550,000         1.6
 -----------------------------------------------------------------------------------------------------------------------------------
 Supermarkets       5,000,000   Pueblo Xtra International Inc., 9.50% due 8/01/2003          5,098,125      4,900,000         0.7
 -----------------------------------------------------------------------------------------------------------------------------------
 Utilities         10,000,000   Tucson Electric & Power Co., 10.732% due 1/01/2013           9,607,625     11,839,300         1.8
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in the United States        209,504,069    212,270,450        32.2
====================================================================================================================================

                                           Convertible Bonds
====================================================================================================================================
Canada
 Metals & Mining    1,500,000   Inco Limited, 5.75% due 7/01/2004                            1,462,500      1,365,000         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Convertible Bonds in Canada                            1,462,500      1,365,000         0.2
====================================================================================================================================
United States
 Aerospace &        1,000,000   Kellstrom Industries, Inc., 5.50% due 6/15/2003              1,000,000      1,057,500         0.2
 Defense
 -----------------------------------------------------------------------------------------------------------------------------------
 Automotive Parts               Pep Boys--Manny, Moe & Jack (The):
                    1,000,000      4% due 9/01/1999                                          1,028,750        981,250         0.2
                    1,500,000      4.029% due 9/20/2011                                        890,006        821,250         0.1
                                                                                          ------------   ------------        ----
                                                                                             1,918,756      1,802,500         0.3
 -----------------------------------------------------------------------------------------------------------------------------------
 Banking                        BankAtlantic Bancorp, Inc.***:
                      823,000      6.75% due 7/01/2006                                       1,629,952      1,481,400         0.2
                      750,000      5.625% due 12/01/2007                                       750,000        816,563         0.1
                                                                                          ------------   ------------        ----
                                                                                             2,379,952      2,297,963         0.3
 -----------------------------------------------------------------------------------------------------------------------------------
 Boat               1,000,000   Halter Marine Group, Inc., 4.50% due 9/15/2004                 895,710        806,250         0.1
 Construction
 -----------------------------------------------------------------------------------------------------------------------------------
 Computers          3,000,000   Apple Computer, Inc., 6% due 6/01/2001 (c)***                2,945,000      3,453,750         0.5
 -----------------------------------------------------------------------------------------------------------------------------------
 Conglomerates        600,000   Polyphase Corp., 12% due 7/01/1999 (e)***                      600,000        453,750         0.1
                      400,000   Thermo Electron Corp., 4.25% due 1/01/2003 (c)                 400,000        425,500         0.1
                    1,000,000   Thermo Fibertek Inc., 4.50% due 7/15/2004 (c)                1,000,000      1,008,750         0.2
                                Thermo Instrument Systems, Inc.:
                      500,000      4.50% due 10/15/2003                                        505,000        489,375         0.1
                    1,000,000      4.50% due 10/15/2003 (c)                                  1,017,500        997,500         0.2
                    2,000,000      4% due 1/15/2005                                          1,995,000      2,050,000         0.3
                                                                                          ------------   ------------        ----
                                                                                             5,517,500      5,424,875         1.0
 -----------------------------------------------------------------------------------------------------------------------------------
 Environmental        725,000   Thermo Ecotek Corp., 4.875% due 4/15/2004                      724,094        716,844         0.1
                    1,063,000   Thermo TerraTech, Inc., 4.625% due 5/01/2003 (c)             1,114,735        952,714         0.1
                    1,500,000   US Filter Corp., 4.50% due 12/15/2001                        1,580,250      1,515,000         0.2
                                                                                          ------------   ------------        ----
                                                                                             3,419,079      3,184,558         0.4
 -----------------------------------------------------------------------------------------------------------------------------------
 Health Care        1,500,000   Integrated Health Services Inc., 5.75% due 1/01/2001         1,493,750      1,728,750         0.3
                    1,500,000   PhyCor, Inc., 4.50% due 2/15/2003                            1,372,000      1,263,750         0.2
                    1,000,000   Quantum Health Resources, Inc., 4.75%
                                   due 10/01/2000                                              935,000        947,500         0.1
                                                                                          ------------   ------------        ----
                                                                                             3,800,750      3,940,000         0.6
 -----------------------------------------------------------------------------------------------------------------------------------
 Imaging Systems      600,000   ThermoTrex Corporation, 3.25% due 11/01/2007                   600,000        561,000         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Manufacturing      1,000,000   Mark IV Industries, Inc., 4.75% due 11/01/2004 (c)             923,750        921,250         0.1
                    2,000,000   Mascotech, Inc., 4.50% due 12/15/2003                        1,842,500      1,880,000         0.3
                                                                                          ------------   ------------        ----
                                                                                             2,766,250      2,801,250         0.4
 -----------------------------------------------------------------------------------------------------------------------------------
 Medical Laser      2,000,000   Thermolase Corp., 4.375% due 8/05/2004 (c)                   1,960,625      1,735,000         0.3
 Systems
 -----------------------------------------------------------------------------------------------------------------------------------
 Mining             1,000,000   Coeur D'Alene Mines Corporation, 7.25%
                                   due 10/31/2005 (c)                                          735,000        821,250         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Office Products      500,000   Office Depot, Inc., 4.891%* due 11/01/2008                     302,234        390,000         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Oil & Gas                      Lomak Petroleum, Inc.:
                      500,000      6% due 2/01/2007                                            486,875        447,500         0.1
                    1,000,000      6% due 2/01/2007 (c)                                        972,500        873,750         0.1
                                                                                          ------------   ------------        ----
                                                                                             1,459,375      1,321,250         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
 Oil Drilling       1,050,000   Loews Corp., 3.125% due 9/15/2007 (Convertible in
                                Diamond Offshore Drilling, Inc.)                             1,048,500        969,937         0.1
                    1,000,000   Parker Drilling Company, 5.50% due 8/01/2004                 1,010,000        852,500         0.1
                                                                                          ------------   ------------        ----
                                                                                             2,058,500      1,822,437         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
 Oil Services       1,500,000   Key Energy Group, Inc., 5% due 9/15/2004 (c)                 1,236,175      1,149,375         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
 Optical            1,585,000   Thermo Optik Corp., 5% due 10/15/2000 (c)                    1,588,950      1,779,162         0.3
 Equipment
 -----------------------------------------------------------------------------------------------------------------------------------
 Pharmaceuticals      500,000   Alza Corp., 5% due 5/01/2006                                   532,813        649,375         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Restaurants          250,000   Hometown Buffet Inc., 7% due 12/01/2002                        252,500        347,813         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Retirement Care                Assisted Living Concepts, Inc.:
                      700,000      6% due 11/01/2002                                           700,000        728,875         0.1
                    1,300,000      5.625% due 5/01/2003                                      1,300,000      1,233,375         0.2
                                                                                          ------------   ------------        ----
                                                                                             2,000,000      1,962,250         0.3
 -----------------------------------------------------------------------------------------------------------------------------------
 Semiconductors     2,000,000   Cypress Semiconductor Corp., 6% due 10/01/2002 (c)           1,862,500      1,750,000         0.3
                    1,000,000   Integrated Device Technology, Inc., 5.50%
                                   due 6/01/2002                                               850,000        805,000         0.1
                                                                                          ------------   ------------        ----
                                                                                             2,712,500      2,555,000         0.4
 -----------------------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                             Value        Percent of
 Industries       Face Amount                 Convertible Bonds                                Cost        (Note 1a)      Net Assets
====================================================================================================================================
NORTH AMERICA
(continued)

United States
(concluded)
 Technology     US$ 1,250,000   Broadband Technologies, Inc., 5% due 5/15/2001 (c)       $   1,246,250   $    831,250         0.1%
                                Data General Corporation:
                      250,000      6% due 5/15/2004                                            246,875        226,250         0.0
                      750,000      6% due 5/15/2004 (c)                                        750,000        690,000         0.1
                                                                                         -------------   ------------        ----
                                                                                             2,243,125      1,747,500         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Convertible Bonds in the United States                42,324,794     41,610,058         6.4
====================================================================================================================================

                                Convertible Preferred Stocks, Preferred Stocks,
                  Shares Held              Common Stocks & Warrants
====================================================================================================================================
United States
 Broadcasting/        137,257   On Command Corporation                                       4,061,096      1,904,441         0.3
 Cable                 43,675   On Command Corporation (Warrants) (b)                          349,400        212,916         0.0
                                                                                         -------------   ------------        ----
                                                                                             4,410,496      2,117,357         0.3
 -----------------------------------------------------------------------------------------------------------------------------------
 Building &            12,142   Engle Homes, Inc.                                              165,580        185,165         0.0
 Construction
 -----------------------------------------------------------------------------------------------------------------------------------
 Conglomerates        105,000   Polyphase Corp.***                                             158,550         73,500         0.0
                       52,500   Polyphase Corp. (Warrants) (b)***                               13,125          5,250         0.0
                       52,500   Polyphase Corp. (Warrants) (b)***                               26,250         16,800         0.0
                                                                                         -------------   ------------        ----
                                                                                               197,925         95,550         0.0
 -----------------------------------------------------------------------------------------------------------------------------------
 Containers            10,000   Owens-Illinois, Inc., Conv. Pfd.                               500,000        521,250         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Energy                 5,000   Chesapeake Energy Corporation, Conv. Pfd. (c)                  250,000        210,625         0.0
 -----------------------------------------------------------------------------------------------------------------------------------
 Entertainment         11,897   Time Warner, Inc. (Series M), Pfd.                          11,954,973     13,220,541         2.0
 -----------------------------------------------------------------------------------------------------------------------------------
 Financial             28,125   NAL Acceptance Corp. (Warrants) (b)(e)                               0             56         0.0
 Services
 -----------------------------------------------------------------------------------------------------------------------------------
 Gaming                75,000   Goldriver Hotel & Casino Finance Corp.,
                                  Liquidating Trust (d)(e)                                      75,000              0         0.0
 -----------------------------------------------------------------------------------------------------------------------------------
 Oil & Gas             10,000   Lomak Petroleum, Inc., Conv. Pfd. (c)                          500,000        357,500         0.1
                       20,000   Western Gas Resources, Inc., Conv. Pfd. $2.62                1,000,000        775,000         0.1
                                                                                         -------------   ------------        ----
                                                                                             1,500,000      1,132,500         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
 Pharmaceuticals          727   Crescendo Pharmaceuticals Corporation                            8,360          9,224         0.0
 -----------------------------------------------------------------------------------------------------------------------------------
 Power Generation      10,000   Calenergy Capital Trust II, Conv. Pfd. (c)                     500,000        463,750         0.1
                       10,000   Calenergy Capital Trust III, Conv. Pfd.                        500,000        455,000         0.1
                                                                                         -------------   ------------        ----
                                                                                             1,000,000        918,750         0.2
 -----------------------------------------------------------------------------------------------------------------------------------
 Printing &            50,000   PRIMEDIA Inc., Pfd.                                          4,970,000      4,875,000         0.7
 Publishing
 -----------------------------------------------------------------------------------------------------------------------------------
 Restaurants           10,000   Wendy's Financing I, Conv. Pfd.                                522,375        550,000         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Retail                30,000   Kmart Corporation, Conv. Pfd.                                1,561,800      2,100,000         0.3
 -----------------------------------------------------------------------------------------------------------------------------------
 Steel                 50,000   Worthington Industries, Inc., Conv. Pfd.
                                  (Convertible in Rouge Industries, Inc.)                      850,000        625,000         0.1
 -----------------------------------------------------------------------------------------------------------------------------------
 Utilities              6,387   Citizens Utilities Company (Class B)                            64,282         61,470         0.0
                       50,200   Citizens Utilities Company, Conv. Pfd. (Class A)             2,149,062      2,371,950         0.4
                                                                                         -------------   ------------        ----
                                                                                             2,213,344      2,433,420         0.4
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Convertible Preferred Stocks,
                                  Preferred Stocks, Common Stocks & Warrants
                                  in the United States                                      30,179,853     28,994,438         4.4
====================================================================================================================================
                                Total Investments in North American Securities             292,771,216    294,014,946        44.7
====================================================================================================================================

PACIFIC
BASIN             Face Amount            Fixed-Income Investments
====================================================================================================================================
China
 Transport-     US$ 8,000,000   Cathay International Ltd., 13% due 4/15/2008 (c)             8,000,000      7,040,000         1.1
 ation             10,000,000   GS Superhighway Holdings, 9.875% due 8/15/2004               9,262,500      7,162,500         1.1
                                Total Fixed-Income Investments in China                     17,262,500     14,202,500         2.2
====================================================================================================================================
Indonesia
 Paper              5,000,000   P.T. Indah Kiat International Finance, 12.50%
                                  due 6/15/2006                                              5,025,000      4,000,000         0.6
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Indonesia                  5,025,000      4,000,000         0.6
====================================================================================================================================
Philippines
 Banking            4,000,000   Bangko Sentral NG Pilipinas, 8.60% due 6/15/2027             3,519,320      3,440,000         0.5
 -----------------------------------------------------------------------------------------------------------------------------------
 Telecommuni-       5,000,000   Philippine Long Distance Telephone Co., 8.35%
 cations                           due 3/06/2017                                             4,981,200      4,262,840         0.6
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in the Philippines            8,500,520      7,702,840         1.1
====================================================================================================================================
South Korea
 Banking            5,000,000   Korea Development Bank, 11.50% due 3/05/1999 (c)             5,000,000      5,139,000         0.8
 -----------------------------------------------------------------------------------------------------------------------------------
 Foreign           10,000,000   Republic of Korea, Global Bonds, 8.875% due 4/15/2008        9,625,000      9,075,160         1.4
 Government
 Obligations
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in South Korea               14,625,000     14,214,160         2.2
====================================================================================================================================
                                Total Investments in Pacific Basin Securities               45,413,020     40,119,500         6.1
====================================================================================================================================
EUROPE
====================================================================================================================================
Luxembourg
 Telecommuni-      10,000,000   Millicom International Cellular S.A., 11.834%*
 cations                           due 6/01/2006                                             7,416,345      7,800,000         1.2
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Luxembourg                 7,416,345      7,800,000         1.2
====================================================================================================================================
Russia
 Financial          2,500,000   Unexim International Finance B.V., 9.875%                    2,514,750      1,890,625         0.3
 Services                          due 8/01/2000
 -----------------------------------------------------------------------------------------------------------------------------------
 Foreign            5,000,000   Ministry Finance of Russia, 10% due 6/26/2007                4,706,250      3,762,500         0.6
 Government         1,833,285   Republic of Russia, IAN, 6.625% due 12/02/2015+ (f)          1,290,174      1,015,182         0.1
 Obligations      144,500,000   Republic of Russia Principal Loans, 6.625%
                                   due 12/15/2020+                                          86,926,248     68,276,250        10.4
                                                                                          ------------   ------------        ----
                                                                                            92,922,672     73,053,932        11.1
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in Russia                    95,437,422     74,944,557        11.4
====================================================================================================================================


                                    10 & 11

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                              Value       Percent of
 Industries       Face Amount               Fixed-Income Investments                           Cost         (Note 1a)     Net Assets
====================================================================================================================================
EUROPE
(concluded)
====================================================================================================================================
United Kingdom
 Communi-       US$20,000,000   TeleWest Communications PLC, 11.41%*
 cations                           due 10/01/2007                                         $ 15,711,064   $ 16,500,000         2.5%
 -----------------------------------------------------------------------------------------------------------------------------------
 Telecommuni-      10,000,000   NTL Incorporated, 10% due 2/15/2007                          9,880,000     10,700,000         1.6
 cations
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Fixed-Income Investments in the
                                United Kingdom                                              25,591,064     27,200,000         4.1
====================================================================================================================================

                                             Convertible Bonds
====================================================================================================================================
Ireland
 Dental               500,000   Phoenix Shannon PLC, 9.50% due 11/01/2000 (a)(c)               196,779          5,000         0.0
 Equipment
 & Supplies
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Convertible Bonds in Ireland                             196,779          5,000         0.0
====================================================================================================================================
                                Total Investments in European Securities                   128,641,610    109,949,557        16.7
====================================================================================================================================

SHORT-TERM
SECURITIES                                         Issue
====================================================================================================================================
 Commercial           242,000   General Motors Acceptance Corp., 6.50%
 Paper**                           due 7/01/1998                                               242,000        242,000         0.0
                    5,000,000   International Securitization Corp., 5.53%
                                   due 7/06/1998                                             4,996,160      4,996,160         0.8
                                                                                          ------------   ------------       -----
                                                                                             5,238,160      5,238,160         0.8
====================================================================================================================================
 Foreign
 Government
 Obligations**
                                Mexican Cetes:
          Mxp       6,736,070      20.101% due 12/17/1998                                      763,995        672,020         0.1
                   40,492,150      20.75% due 2/11/1999                                      4,228,955      3,902,282         0.6
          RUB     130,313,057   Russian GKO, 34.507% due 4/15/1999 (a)(f)                   16,933,703     12,445,920         1.9
          TRI 186,000,000,000   Turkish Treasury Bills, 95.891% due 7/15/1998 (a)            8,129,646      6,942,589         1.1
                                                                                          ------------   ------------       -----
                                                                                            30,056,299     23,962,811         3.7
 -----------------------------------------------------------------------------------------------------------------------------------
                                Total Investments in Short-Term Securities                  35,294,459     29,200,971         4.5
====================================================================================================================================
 Total Investments                                                                        $687,076,363    639,257,667        97.3
                                                                                          ============
 Short Sales (Proceeds--$3,361,524)***                                                                     (3,381,695)       (0.5)
 Other Assets Less Liabilities                                                                             21,386,236         3.2
                                                                                                         ------------       -----
 Net Assets                                                                                              $657,262,208       100.0%
                                                                                                         ============       =====
====================================================================================================================================

+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
** Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
***   Covered Short Sales entered into as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Value
   Shares              Issue                                        (Note 1i)
--------------------------------------------------------------------------------
   70,000        Apple Computer, Inc.                             $(2,012,500)
  115,625        BankAtlantic Bancorp, Inc.                        (1,365,820)
    4,500        Polyphase Corp.                                       (3,375)
--------------------------------------------------------------------------------
  Total (Proceeds--$3,361,524)                                    $(3,381,695)
                                                                  ===========
--------------------------------------------------------------------------------

(a) Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Non-income producing security.
(e) Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $454,000, representing 0.1% of net assets.

--------------------------------------------------------------------------------
                                         Acquisition                     Value
Issue                                       Date(s)          Cost      (Note 1a)
--------------------------------------------------------------------------------
Goldriver Hotel & Casino                  5/01/1989-
  Corp., Liquidating Trust                10/07/1993      $ 75,000            --
NAL Acceptance Corp.
  (Warrants)                              9/12/1996             --      $     56
Polyphase Corp., 12%
  due 7/01/1999                           7/05/1994        600,000       453,750
--------------------------------------------------------------------------------
Total                                                     $675,000      $453,806
                                                          ========      ========
--------------------------------------------------------------------------------

(f)   Subject to principal paydowns.

See Notes to Financial Statements.


                                    12 & 13

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

STATEMENT OF ASSETS AND LIABILITIES

                 As of June 30, 1998
====================================================================================================================================
Assets:          Investments, at value (identified cost--$687,076,363) (Note 1a) ...................                  $ 639,257,667
                 Foreign cash (Note 1d) ............................................................                            579
                 Deposit for securities sold short (Note 1i) .......................................                      3,361,525
                 Receivables:
                   Interest ........................................................................  $   12,563,731
                   Securities sold .................................................................       9,816,809
                   Capital shares sold .............................................................         275,875
                   Dividends .......................................................................          32,980     22,689,395
                                                                                                      --------------
                 Prepaid registration fees and other assets (Note 1g) ..............................                        121,679
                                                                                                                      -------------
                 Total assets ......................................................................                    665,430,845
                                                                                                                      -------------
====================================================================================================================================
Liabilities:     Common stocks sold short, at market value (proceeds--$3,361,524) (Note 1i) ........                      3,381,695
                 Payables:
                   Capital shares redeemed .........................................................       2,356,882
                   Dividends to shareholders (Note 1h) .............................................       1,316,043
                   Investment adviser (Note 2) .....................................................         338,191
                   Distributor (Note 2) ............................................................         331,504
                   Dividends on short sales (Note 1i) ..............................................           3,052      4,345,672
                                                                                                      --------------
                 Accrued expenses and other liabilities ............................................                        441,270
                                                                                                                      -------------
                 Total liabilities .................................................................                      8,168,637
                                                                                                                      -------------
====================================================================================================================================
Net Assets:      Net assets ........................................................................                  $ 657,262,208
                                                                                                                      =============
====================================================================================================================================
Net Assets       Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                  $   1,622,804
Consist of:      Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                      6,057,686
                 Class C Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                        117,282
                 Class D Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized ..                        165,204
                 Paid-in capital in excess of par ..................................................                    730,341,340
                 Accumulated realized capital losses on investments and foreign currency
                   transactions--net (Note 5) ......................................................                    (33,203,240)
                 Unrealized depreciation on investments and foreign currency transactions--net .....                    (47,838,868)
                                                                                                                      -------------
                 Net assets ........................................................................                  $ 657,262,208
                                                                                                                      =============
====================================================================================================================================
Net Asset        Class A--Based on net assets of $134,014,417 and 16,228,036 shares outstanding ....                  $        8.26
Value:                                                                                                                =============
                 Class B--Based on net assets of $499,934,602 and 60,576,861 shares outstanding ....                  $        8.25
                                                                                                                      =============
                 Class C--Based on net assets of $9,671,772 and 1,172,822 shares outstanding .......                  $        8.25
                                                                                                                      =============
                 Class D--Based on net assets of $13,641,417 and 1,652,040 shares outstanding ......                  $        8.26
                                                                                                                      =============
====================================================================================================================================

                 See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Six Months Ended June 30, 1998
====================================================================================================================================
Investment       Interest and discount earned (net of $171,077 foreign withholding tax) ............                  $  35,690,130
Income           Dividends .........................................................................                      1,034,622
(Notes 1e & 1f):                                                                                                      -------------
                 Total income ......................................................................                     36,724,752
                                                                                                                      -------------
====================================================================================================================================
Expenses:        Investment advisory fees (Note 2) .................................................   $   2,237,717
                 Account maintenance and distribution fees--Class B (Note 2) .......................       2,142,718
                 Transfer agent fees--Class B (Note 2) .............................................         364,886
                 Transfer agent fees--Class A (Note 2) .............................................          80,295
                 Printing and shareholder reports ..................................................          69,843
                 Custodian fees ....................................................................          67,238
                 Professional fees .................................................................          64,478
                 Accounting services (Note 2) ......................................................          60,948
                 Account maintenance and distribution fees--Class C (Note 2) .......................          42,724
                 Registration fees (Note 1g) .......................................................          36,444
                 Directors' fees and expenses ......................................................          23,363
                 Account maintenance fees--Class D (Note 2) ........................................          18,287
                 Transfer agent fees--Class D (Note 2) .............................................           7,871
                 Transfer agent fees--Class C (Note 2) .............................................           6,901
                 Dividends on short sales (Note 1i) ................................................           6,105
                 Pricing fees ......................................................................           3,318
                 Other .............................................................................          11,265
                                                                                                       -------------
                 Total expenses ....................................................................                      5,244,401
                                                                                                                      -------------
                 Investment income--net ............................................................                     31,480,351
                                                                                                                      -------------
====================================================================================================================================
Realized &       Realized gain (loss) from:
Unrealized         Investments--net ................................................................      13,960,987
Gain Loss) on      Foreign currency transactions--net ..............................................        (679,241)    13,281,746
Investments                                                                                            -------------
& Foreign        Change in unrealized appreciation/depreciation on:
Currency           Investments--net ................................................................     (58,884,984)
Transactions--     Foreign currency transactions--net ..............................................         (71,784)   (58,956,768)
Net (Notes 1c,                                                                                         -------------  -------------
1d, 1f & 3):     Net realized and unrealized loss on investments and foreign currency transactions .                    (45,675,022)
                                                                                                                      -------------
                 Net Decrease in Net Assets Resulting from Operations ..............................                  $ (14,194,671)
                                                                                                                      =============
====================================================================================================================================

                 See Notes to Financial Statements.


                                    14 & 15

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six           For the
                                                                                                Months Ended         Year Ended
                                                                                                   June 30,         December 31,
                 Increase (Decrease) in Net Assets:                                                 1998                1997
====================================================================================================================================
Operations:      Investment income--net ...................................................   $    31,480,351    $    66,437,399
                 Realized gain (loss) on investments and foreign currency transactions--net        13,281,746         (6,800,453)
                 Change in unrealized appreciation/depreciation on investments and foreign
                   currency transactions--net .............................................       (58,956,768)        (9,506,918)
                                                                                              ---------------    ---------------
                 Net increase (decrease) in net assets resulting from operations ..........       (14,194,671)        50,130,028
                                                                                              ---------------    ---------------
====================================================================================================================================
Dividends to     Investment income--net:
Shareholders       Class A ................................................................        (6,759,128)       (12,612,653)
(Note 1h):         Class B ................................................................       (23,636,097)       (49,068,797)
                   Class C ................................................................          (439,875)          (685,580)
                   Class D ................................................................          (645,251)          (991,622)
                 Return of capital:
                   Class A ................................................................                --           (612,879)
                   Class B ................................................................                --         (2,384,369)
                   Class C ................................................................                --            (33,314)
                   Class D ................................................................                --            (48,185)
                                                                                              ---------------    ---------------
                 Net decrease in net assets resulting from dividends to shareholders ......       (31,480,351)       (66,437,399)
                                                                                              ---------------    ---------------
====================================================================================================================================
Capital Share    Net decrease in net assets derived from capital share transactions .......      (126,461,642)      (379,207,926)
Transactions                                                                                  ---------------    ---------------
(Note 4):
====================================================================================================================================
Net Assets:      Total decrease in net assets .............................................      (172,136,664)      (395,515,297)
                 Beginning of period ......................................................       829,398,872      1,224,914,169
                                                                                              ---------------    ---------------
                 End of period ............................................................   $   657,262,208    $   829,398,872
                                                                                              ===============    ===============
====================================================================================================================================

                 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                             Class A
                   The following per share data and ratios   -----------------------------------------------------------------------
                   have been derived from information         For the Six
                   provided in the financial statements.      Months Ended                 For the Year Ended December 31,
                                                                June 30,      ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:       1998            1997         1996         1995            1994+
====================================================================================================================================
Per Share          Net asset value, beginning of period ...   $   8.83        $   8.94     $   8.69     $     8.20      $     9.28
Operating                                                     --------        --------     --------     ----------      ----------
Performance:       Investment income--net .................        .40             .64          .67            .72             .72
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................       (.57)           (.11)         .25            .49           (1.09)
                                                              --------        --------     --------     ----------      ----------
                   Total from investment operations .......       (.17)            .53          .92           1.21            (.37)
                                                              --------        --------     --------     ----------      ----------
                   Less dividends:
                     Investment income--net ...............       (.40)           (.61)        (.67)          (.56)           (.45)
                     Return of capital--net ...............         --            (.03)          --           (.16)           (.26)
                                                              --------        --------     --------     ----------      ----------
                   Total dividends ........................       (.40)           (.64)        (.67)          (.72)           (.71)
                                                              --------        --------     --------     ----------      ----------
                   Net asset value, end of period .........   $   8.26        $   8.83     $   8.94     $     8.69      $     8.20
                                                              ========        ========     ========     ==========      ==========
====================================================================================================================================
Total Investment   Based on net asset value per share .....      (2.15%)++        6.15%       11.09%         15.35%          (4.05%)
Return:**                                                     ========        ========     ========     ==========      ==========
====================================================================================================================================
Ratios to Average  Expenses ...............................        .80%*           .76%         .75%           .80%            .77%
Net Assets:                                                   ========        ========     ========     ==========      ==========
                   Investment income--net .................       9.06%*          7.21%        7.71%          8.54%           8.17%
                                                              ========        ========     ========     ==========      ==========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands)   $134,014        $161,347     $212,085     $  260,806      $  311,181
Data:                                                         ========        ========     ========     ==========      ==========
                   Portfolio turnover .....................      70.49%         217.60%      208.53%        116.00%         115.95%
                                                              ========        ========     ========     ==========      ==========
====================================================================================================================================

                                                                                             Class B
                   The following per share data and ratios   -----------------------------------------------------------------------
                   have been derived from information         For the Six
                   provided in the financial statements.      Months Ended                 For the Year Ended December 31,
                                                                June 30,      ------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:       1998             1997        1996          1995           1994+
====================================================================================================================================
Per Share          Net asset value, beginning of period ...   $   8.83        $   8.94     $   8.69     $     8.19      $     9.28
Operating                                                     --------        --------     --------     ----------      ----------
Performance:       Investment income--net .................        .36             .57          .61            .65             .65
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................       (.58)           (.11)         .25            .50           (1.10)
                                                              --------        --------     --------     ----------      ----------
                   Total from investment operations .......       (.22)            .46          .86           1.15            (.45)
                                                              --------        --------     --------     ----------      ----------
                   Less dividends:
                     Investment income--net ...............       (.36)           (.54)        (.61)          (.51)           (.40)
                     Return of capital--net ...............         --            (.03)          --           (.14)           (.24)
                                                              --------        --------     --------     ----------      ----------
                   Total dividends ........................       (.36)           (.57)        (.61)          (.65)           (.64)
                                                              --------        --------     --------     ----------      ----------
                   Net asset value, end of period .........   $   8.25        $   8.83     $   8.94     $     8.69      $     8.19
                                                              ========        ========     ========     ==========      ==========
====================================================================================================================================
Total Investment   Based on net asset value per share .....      (2.64%)++        5.34%       10.25%         14.61%          (4.90%)
Return:**                                                     ========        ========     ========     ==========      ==========
====================================================================================================================================
Ratios to Average  Expenses ...............................       1.57%*          1.53%        1.52%          1.56%           1.54%
Net Assets:                                                   ========        ========     ========     ==========      ==========
                   Investment income--net .................       8.27%*          6.43%        6.94%          7.77%           7.41%
                                                              ========        ========     ========     ==========      ==========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands)   $499,935        $641,242     $988,209     $1,241,896      $1,490,507
Data:                                                         ========        ========     ========     ==========      ==========
                   Portfolio turnover .....................      70.49%         217.60%      208.53%        116.00%         115.95%
                                                              ========        ========     ========     ==========      ==========
====================================================================================================================================

                    +   Based on average shares outstanding.
                   ++   Aggregate total investment return.
                    *   Annualized.
                   **   Total investment returns exclude the effects of sales
                        loads.

                   See Notes to Financial Statements.


                                    16 & 17

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS (concluded)

                                                                                              Class C
                                                             ---------------------------------------------------------------------
                                                                For the                                               For the
                   The following per share data and ratios        Six                                                 Period
                   have been derived from information           Months                                                Oct. 21,
                   provided in the financial statements.         Ended          For the Year Ended December 31,      1994+ to
                                                                June 30,    ------------------------------------      Dec. 31,
                   Increase (Decrease) in Net Asset Value:       1998           1997         1996       1995          1994++
==================================================================================================================================
Per Share          Net asset value, beginning of period ...  $    8.82      $    8.93    $    8.68    $    8.19    $    8.42
Operating                                                    ---------      ---------    ---------    ---------    ---------
Performance:       Investment income--net .................        .36            .56          .60          .64          .10
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................       (.57)          (.11)         .25          .49         (.20)
                                                             ---------      ---------    ---------    ---------    ---------
                   Total from investment operations .......       (.21)           .45          .85         1.13         (.10)
                                                             ---------      ---------    ---------    ---------    ---------
                   Less dividends:
                     Investment income--net ...............       (.36)          (.53)        (.60)        (.50)        (.08)
                     Return of capital--net ...............         --           (.03)          --         (.14)        (.05)
                                                             ---------      ---------    ---------    ---------    ---------
                   Total dividends ........................       (.36)          (.56)        (.60)        (.64)        (.13)
                                                             ---------      ---------    ---------    ---------    ---------
                   Net asset value, end of period .........  $    8.25      $    8.82    $    8.93    $    8.68    $    8.19
                                                             =========      =========    =========    =========    =========
==================================================================================================================================
Total Investment   Based on net asset value per share .....      (2.55%)++       5.28%       10.19%       14.38%       (1.20%)++
Return:**                                                    =========      =========    =========    =========    =========
==================================================================================================================================
Ratios to Average  Expenses ...............................       1.62%*         1.58%        1.56%        1.65%        1.64%*
Net Assets:                                                  =========      =========    =========    =========    =========
                   Investment income--net .................       8.24%*         6.41%        6.85%        7.65%        8.00%*
                                                             =========      =========    =========    =========    =========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands)  $   9,672      $  11,738    $  10,251    $   5,406    $   1,204
Data:                                                        =========      =========    =========    =========    =========
                   Portfolio turnover .....................      70.49%        217.60%      208.53%      116.00%      115.95%
                                                             =========      =========    =========    =========    =========
==================================================================================================================================

                                                                                              Class D
                                                             ---------------------------------------------------------------------
                                                                For the                                               For the
                                                                  Six                                                 Period
                                                                Months                                                Oct. 21,
                                                                 Ended          For the Year Ended December 31,      1994+ to
                                                                June 30,    ------------------------------------      Dec. 31,
                   Increase (Decrease) in Net Asset Value:       1998           1997         1996       1995          1994++
==================================================================================================================================
Per Share          Net asset value, beginning of period ...  $    8.83      $    8.94    $    8.69    $    8.20    $    8.43
Operating                                                    ---------      ---------    ---------    ---------    ---------
Performance:       Investment income--net .................        .38            .61          .65          .70          .11
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................       (.57)          (.11)         .25          .49         (.20)
                                                             ---------      ---------    ---------    ---------    ---------
                   Total from investment operations .......       (.19)           .50          .90         1.19         (.09)
                                                             ---------      ---------    ---------    ---------    ---------
                   Less dividends:
                     Investment income--net ...............       (.38)          (.58)        (.65)        (.55)        (.09)
                     Return of capital ....................         --           (.03)          --         (.15)        (.05)
                                                             ---------      ---------    ---------    ---------    ---------
                   Total dividends ........................       (.38)          (.61)        (.65)        (.70)        (.14)
                                                             ---------      ---------    ---------    ---------    ---------
                   Net asset value, end of period .........  $    8.26      $    8.83    $    8.94    $    8.69    $    8.20
                                                             =========      =========    =========    =========    =========
==================================================================================================================================
Total Investment   Based on net asset value per share .....      (2.27%)++       5.88%       10.82%       15.06%       (1.09%)++
Return:**                                                    =========      =========    =========    =========    =========
==================================================================================================================================
Ratios to Average  Expenses ...............................       1.05%*         1.01%         .99%        1.04%        1.04%*
Net Assets:                                                  =========      =========    =========    =========    =========
                   Investment income--net .................       8.82%*         6.97%        7.42%        8.23%        8.60%*
                                                             =========      =========    =========    =========    =========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands)  $  13,641      $  15,072    $  14,369    $   6,320    $   1,410
Data:                                                        =========      =========    =========    =========    =========
                   Portfolio turnover .....................      70.49%        217.60%      208.53%      116.00%      115.95%
                                                             =========      =========    =========    =========    =========
==================================================================================================================================

                   +     Commencement of operations.
                   ++    Based on average shares outstanding.
                   ++    Aggregate total investment return.
                   *     Annualized.
                   **    Total investment returns exclude the effects of sales
                         loads.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.


                                    18 & 19

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ...................................        0.25%               0.50%
Class C ...................................        0.25%               0.55%
Class D ...................................        0.25%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1998, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                  MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ...................................      $  995              $ 9,285
Class D ...................................      $1,013              $10,484
--------------------------------------------------------------------------------

For the six months ended June 30, 1998, MLPF&S received contingent deferred sales charges of $214,590 and $1,081 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended June 30, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of


                                    20 & 21

                            Merrill Lynch World Income Fund, Inc., June 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

MLPF&S, $1,584 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of PFD, FAM, PSI, MLFDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $486,029,840 and $562,119,196, respectively.

Net realized gains (losses) for the six months June 30, 1998 and unrealized losses as of June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                  Gains (Losses)      Losses
--------------------------------------------------------------------------------
Investments:
  Long-term ...............................        $ 15,638,705    $(47,818,696)
  Short-term ..............................             (26,605)             --
  Short sales .............................            (676,032)        (20,171)
  Options purchased .......................             (84,375)             --
  Options written .........................             140,125              --
  Financial futures contracts .............          (1,030,831)             --
                                                   ------------    ------------
Total investments .........................        $ 13,960,987    $(47,838,867)
                                                   ------------    ------------
Currency transactions:
  Options purchased .......................              15,537              --
  Options written .........................             126,539              --
  Foreign currency transactions ...........          (1,207,945)             (1)
  Forward foreign
  exchange contracts ......................             386,628              --
                                                   ------------    ------------
Total currency transactions ...............            (679,241)             (1)
                                                   ------------    ------------
Total .....................................        $ 13,281,746    $(47,838,868)
                                                   ============    ============
--------------------------------------------------------------------------------

Transactions in call options written for the six months ended June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Nominal Value
                                                    Covered by       Premiums
Call Options Written                              Written Options    Received
--------------------------------------------------------------------------------
Outstanding call options written,
beginning of period .......................          28,000,000    $    136,920
Options written ...........................          40,900,000         147,565
Options closed
Options exercised .........................          (3,000,000)         (3,300)
Options expired ...........................         (65,900,000)       (281,185)
                                                   ------------    ------------
Outstanding call options written,
end of period .............................                  --    $         --
                                                   ============    ============
--------------------------------------------------------------------------------

Transactions in put options written for the six months ended June 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Nominal Value
                                                    Covered by        Premiums
Put Options Written                               Written Options     Received
--------------------------------------------------------------------------------
Outstanding put options written,
beginning of period .......................                  --    $         --
Options written ...........................          63,000,000          58,620
Options exercised .........................         (12,000,000)        (12,000)
Options expired ...........................         (51,000,000)        (46,620)
                                                   ------------    ------------
Outstanding put options written,
end of period .............................                  --    $         --
                                                   ============    ============
--------------------------------------------------------------------------------

As of June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $47,818,696, of which $16,514,629 related to appreciated securities and $64,333,325 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $687,076,363.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $126,461,642 and $379,207,926 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended June 30, 1998                                     Shares        Amount
-------------------------------------------------------------------------------
Shares sold ...............................             338,745    $  2,986,731
Shares issued to shareholders
in reinvestment of dividends ..............             307,337       2,699,763
                                                   ------------    ------------
Total issued ..............................             646,082       5,686,494
Shares redeemed ...........................          (2,684,925)    (23,692,069)
                                                   ------------    ------------
Net decrease ..............................          (2,038,843)   $(18,005,575)
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 1997                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ...............................           1,471,571    $ 13,032,610
Shares issued to shareholders
in reinvestment of dividends ..............             490,171       4,320,941
                                                   ------------    ------------
Total issued ..............................           1,961,742      17,353,551
Shares redeemed ...........................          (7,405,822)    (65,315,197)
                                                   ------------    ------------
Net decrease ..............................          (5,444,080)   $(47,961,646)
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended June 30, 1998                                     Shares        Amount
--------------------------------------------------------------------------------
Shares sold ...............................           1,448,295    $ 12,747,914
Shares issued to shareholders
in reinvestment of dividends ..............           1,347,229      11,834,172
                                                   ------------    ------------
Total issued ..............................           2,795,524      24,582,086
Automatic conversion of shares ............             (90,918)       (789,003)
Shares redeemed ...........................         (14,772,299)   (130,354,098)
                                                   ------------    ------------
Net decrease ..............................         (12,067,693)  $(106,561,015)
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended December 31, 1997                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ...............................           4,411,827    $ 38,945,000
Shares issued to shareholders
in reinvestment of dividends ..............           2,511,110      22,118,936
                                                   ------------    ------------
Total issued ..............................           6,922,937      61,063,936
Automatic conversion of shares ............            (394,158)     (3,459,877)
Shares redeemed ...........................         (44,433,465)   (391,363,688)
                                                   ------------    ------------
Net decrease ..............................         (37,904,686)  $(333,759,629)
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended June 30, 1998                                    Shares         Amount
--------------------------------------------------------------------------------
Shares sold ...............................             174,832    $  1,541,443
Shares issued to shareholders
in reinvestment of dividends ..............              33,687         295,472
                                                   ------------    ------------
Total issued ..............................             208,519       1,836,915
Shares redeemed ...........................            (366,460)     (3,232,966)
                                                   ------------    ------------
Net decrease ..............................            (157,941)   $ (1,396,051)
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended December 31, 1997                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ...............................             667,088    $  5,892,830
Shares issued to shareholders
in reinvestment of dividends ..............              45,030         396,332
                                                   ------------    ------------
Total issued ..............................             712,118       6,289,162
Shares redeemed ...........................            (529,077)     (4,662,828)
                                                   ------------    ------------
Net increase ..............................             183,041    $  1,626,334
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended June 30, 1998                                     Shares        Amount
--------------------------------------------------------------------------------
Shares sold ...............................           1,157,407    $ 10,174,249
Automatic conversion of shares ............              90,862         789,003
Shares issued to shareholders
in reinvestment of dividends ..............              45,358         398,396
                                                   ------------    ------------
Total issued ..............................           1,293,627      11,361,648
Shares redeemed ...........................          (1,347,999)    (11,860,649)
                                                   ------------    ------------
Net decrease ..............................             (54,372)   $   (499,001)
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended December 31, 1997                                 Shares        Amount
--------------------------------------------------------------------------------
Shares sold ...............................             290,672    $  2,569,167
Automatic conversion of shares ............             393,764       3,459,877
Shares issued to shareholders
in reinvestment of dividends ..............              63,282         557,815
                                                   ------------    ------------
Total issued ..............................             747,718       6,586,859
Shares redeemed ...........................            (647,898)     (5,699,844)
                                                   ------------    ------------
Net increase ..............................              99,820    $    887,015
                                                   ============    ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1997, the Fund had a net capital loss carryforward of approximately $38,225,000, of which $12,482,000 expires in 2002 and $25,743,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


                                    22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           10788--6/98

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